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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2006

                             STRATEX NETWORKS, INC.
               (Exact name of Registrant as Specified in Charter)

           Delaware                       0-15895              77-0016028
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 (State or Other Jurisdiction         (Commission File        (IRS Employer
        of Incorporation)                  Number)         Identification No.)

                    120 Rose Orchard Way, San Jose, CA 95134
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 943-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03   AMENDMENTS IN ARTICLES OF INCORPORATION OR BYLAWS, CHANGE
            IN FISCAL YEAR

         The Board of Directors of the Corporation, effective May 18, 2006 approved an amendment to the Company's Bylaws regarding retirement of Directors. The Board of Directors by a duly adopted resolution amended the Corporation's Bylaws to allow for continued service on the Board past the mandatory retirement age of 75 for additional one year term(s), as determined by the Board, not to exceed two years in the aggregate. Such appointments beyond the age of 75 will be (i) based on specific corporate needs or (ii) in recognition of meritorious service. The previous version of the Company's Bylaws provided for a mandatory retirement age of 75 with unlimited potential reappointments thereafter pursuant to Board of Directors resolutions. The amended bylaws are attached as Exhibit 99.1.

         The information in this Form 8-K and the attached Exhibits shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

         Exhibit No.   Description
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         99.1          Amended and Restated Bylaws

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STRATEX NETWORKS, INC.


Date: May 19, 2006
                                             By:  /s/ Juan Otero
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                                                  Juan Otero
                                                  General Counsel and
                                                  Assistant Secretary